NOTE CANCELLATION AGREEMENT

THIS NOTE CANCELLATION AGREEMENT (this “Agreement”) is made and entered into as of June 17, 2009, but effective as of the Effective Date (as defined herein), by and among III to I IMS Holdings LLC (“IMS Holdings”) and IMS Capital Partners, LLC (“IMS Capital Partners”).

Recitals

WHEREAS, certain inter company loans were made and notes were issued by (i) IMS Holdings (the “Holdings Notes”) in favor of III to I Maritime Partners Cayman I, L.P. (the “Partnership”) and (ii) IMS Capital Partners in favor of IMS Holdings, as set forth in Exhibit A (the “Capital Partners Notes” and together with the Holdings Notes, the “Notes”) in connection with the that certain Memorandum of Agreement dated as of April 25, 2009 between Kronos Shipping I, Ltd. (“Kronos”) and Conway Shipping Co. Ltd., an affiliate of Schulte, which is attached hereto as Exhibit B (as amended, the “MOA”);

WHEREAS, pursuant to that certain Agreement, dated as of the date hereof, by and among the Partnership, III to I International Maritime Solutions Cayman, Inc. (the “General Partner”), IMS Capital Partners and Kronos, and acknowledged by IMS Holdings, the Partnership assigned the Holdings Notes and the underlying amounts receivable in connection therewith, in principal amounts totaling $3,995,000, to IMS Capital Partners in exchange for the transfer by IMS Capital Partners and IMS Holdings of all of their rights and interests in the IMO II Chemical/Product tanker and the MOA to Kronos (the “MOA Transfer Agreement”);

WHEREAS, as the result of the MOA and MOA Transfer Agreement being effective, the Holdings Notes are now held by IMS Capital Partners, and such obligations are directly offset by the Capital Partners Notes held by IMS Holdings, as evidenced by Exhibit C (the “Offsetting Note Obligations”); and

WHEREAS, to give effect to the Offsetting Note Obligations, both IMS Holdings and IMS Capital Partners desire to cancel each of the Notes and recognize that the cancellation of all of the Notes will provide mutual consideration for both IMS Holdings and IMS Capital Partners (the “Cancellation Transaction”).

Agreement

In consideration of the premises, mutual promises, representations, warranties, covenants and conditions set forth in this Agreement, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledge, the parties hereto hereby agree as follows:

ARTICLE I

CANCELLATION OF NOTES

1.1           Cancellation.  On the terms and subject to the conditions of this Agreement, immediately upon the execution of this Agreement by all parties signatory hereto, the Cancellation Transaction shall be deemed to be consummated.  Each party hereto acknowledges receipt of the consideration set for in the Recitals above as to be received by such party.  Immediately thereafter, each holder of a Note shall mark such Note as cancelled and shall surrender the Note(s) to the maker or subsequent assignee of such Note.

1.2           Effects of Cancellation.  Immediately upon the consummation of the Note Cancellation Transaction, all of the Notes (including all principal and interest thereon) shall be deemed repaid in full and shall no longer have any legal effect.

ARTICLE II

REPRESENTATIONS AND WARRANTIES

As a material inducement for each party to enter into this Agreement, each of the parties below hereby severally represents and warrants that:

2.1           Authorization. Such party has full power and authority to enter into this Agreement and this Agreement constitutes its valid and legally binding obligation, enforceable in accordance with its terms.

2.2           Rights in Notes.  Each of IMS Holdings and IMS Capital Partners represents that such entity is terminating all of its rights in connection with the Notes.

ARTICLE III

MISCELLANEOUS

3.1           Effective Date.  This Agreement shall be effective immediately after the MOA Transfer Agreement becomes effective on April 25, 2009, the date upon which the MOA was entered into (the “Effective Date”).

3.2           Further Actions.  Each of IMS Holdings and IMS Capital Partners hereby agrees that each entity will do any and all acts requested by the Partnership or Kronos in the future to give effect to the Note Cancellation Transaction, including the execution of any documents necessary to give such effect.

3.3           Amendment and Waiver.  This Agreement may be amended and any provision of this Agreement may be waived only if such amendment or waiver is set forth in writing and executed by each of IMS Holdings and IMS Capital Partners.  No course of dealing between or among any persons having any interest in this Agreement will be deemed effective to modify, amend or discharge any part of this Agreement or any rights or obligations of any party under or by reason of this Agreement.

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3.4           Binding Agreement; Assignment.  The provisions of this Agreement shall inure to the benefit of and be binding upon the Partnership, IMS Holdings and IMS Capital Partners and their respective successors and assigns, whether or not any such person shall have become a party to this Agreement; provided, however, that no party may assign its rights or delegate its duties hereunder without the prior written consent of the other parties hereto.  Any purported assignment in violation of this Section 3.4 shall be void and of no force or effect.

3.5           Severability.  Whenever possible, each provision of this Agreement will be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement is held to be prohibited by or invalid under applicable law, such provision will be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of such provisions or the remaining provisions of this Agreement.

3.6           No Strict Construction.  The language used in this Agreement will be deemed to be the language chosen by the parties hereto to express their mutual intent, and no rule of strict construction will be applied against any person.

3.7           Headings; Interpretation.  The headings used in this Agreement are for convenience of reference only and do not constitute a part of this Agreement and will not be deemed to limit, characterize or in any way affect any provision of this Agreement, and all provisions of this Agreement will be enforced and construed as if no caption had been used in this Agreement.  Whenever the term “including” is used in this Agreement (whether or not that term is followed by the phrase “but not limited to” or “without limitation” or words of similar effect) in connection with a listing of one or more items or matters, that listing will be interpreted to be illustrative only and will not be interpreted as a limitation on, or an exclusive listing of, such items or matters.

3.8           Entire Agreement.  This Agreement and the documents referred to herein contain the entire agreement between the parties and supersede any prior understandings, agreements or representations by or between the parties, written or oral, which may have related to the subject matter hereof in any way.

3.9           Counterparts.  This Agreement may be executed in one or more counterparts, each of which shall be deemed an original but all of which taken together will constitute one and the same instrument.

3.10           Governing Law.  THIS AGREEMENT SHALL BE GOVERNED BY THE LAWS OF THE STATE OF TEXAS, WITHOUT GIVING EFFECT TO ANY CHOICE OF LAW OR CONFLICT OF LAW PROVISION OR RULE (WHETHER OF THE LAWS OF THE STATE OF TEXAS OR ANY OTHER JURISDICTION) THAT WOULD CAUSE THE APPLICATION OF THE LAWS OF ANY JURISDICTION OTHER THAN THE LAWS OF THE STATE OF TEXAS.

3.11           Parties in Interest.  Nothing in this Agreement, express or implied, is intended to confer on any person other than the parties and their respective successors and assigns any rights or remedies under or by virtue of this Agreement.

[Signature Pages Follow]

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IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first written above.

EXECUTED AS A DEED BY:

III TO I IMS HOLDINGS LLC

By:	/s/
Name:
Title:

In the presence of:

/s/
Witness

EXECUTED AS A DEED BY:

IMS Capital Partners, LLC

By:	/s/
Name:
Title:

In the presence of:

/s/
Witness

EXHIBIT A

The Memorandum of Agreement

[SEE FORM 10 EXHIBIT 10.8]

EXHIBIT B

Schedule of Notes and Advances Prior to Execution of the MOA Transfer Agreement

Maker	Payee	Date	Amount Paid

IMS Holdings	The Partnership	11/29/2007	$100,000.00
IMS Holdings	The Partnership	1/10/2008	$3,200,000.00
IMS Holdings	The Partnership	4/29/2008	$75,000.00
IMS Holdings	The Partnership	6/27/2008	$350,000.00
IMS Holdings	The Partnership	7/30/2008	$100,000.00
IMS Holdings	The Partnership	10/7/2008	$90,000.00
IMS Holdings	The Partnership	11/7/2008	$10,000.00
IMS Holdings	The Partnership	12/10/2008	$60,000.00
IMS Holdings	The Partnership	12/12/2008	$10,000.00
			$3,995,000.00

IMS Capital Partners	IMS Holdings	11/29/2007	$100,000.00
IMS Capital Partners	IMS Holdings	1/10/2008	$3,200,000.00
IMS Capital Partners	IMS Holdings	4/29/2008	$75,000.00
IMS Capital Partners	IMS Holdings	6/27/2008	$350,000.00
IMS Capital Partners	IMS Holdings	7/30/2008	$100,000.00
IMS Capital Partners	IMS Holdings	10/7/2008	$90,000.00
IMS Capital Partners	IMS Holdings	11/7/2008	$10,000.00
IMS Capital Partners	IMS Holdings	12/10/2008	$60,000.00
IMS Capital Partners	IMS Holdings	12/12/2008	$10,000.00
			$3,995,000.00

EXHIBIT C

Schedule of Notes and Advances After the Execution of the MOA Transfer Agreement

Maker	Payee	Date	Amount Paid

IMS Holdings	IMS Capital Partners (assigned by the Partnership)	11/29/2007	$100,000.00
IMS Holdings	IMS Capital Partners (assigned by the Partnership)	1/10/2008	$3,200,000.00
IMS Holdings	IMS Capital Partners (assigned by the Partnership)	4/29/2008	$75,000.00
IMS Holdings	IMS Capital Partners (assigned by the Partnership)	6/27/2008	$350,000.00
IMS Holdings	IMS Capital Partners (assigned by the Partnership)	7/30/2008	$100,000.00
IMS Holdings	IMS Capital Partners (assigned by the Partnership)	10/7/2008	$90,000.00
IMS Holdings	IMS Capital Partners (assigned by the Partnership)	11/7/2008	$10,000.00
IMS Holdings	IMS Capital Partners (assigned by the Partnership)	12/10/2008	$60,000.00
IMS Holdings	IMS Capital Partners (assigned by the Partnership)	12/12/2008	$10,000.00
			$3,995,000.00

IMS Capital Partners	IMS Holdings	11/29/2007	$100,000.00
IMS Capital Partners	IMS Holdings	1/10/2008	$3,200,000.00
IMS Capital Partners	IMS Holdings	4/29/2008	$75,000.00
IMS Capital Partners	IMS Holdings	6/27/2008	$350,000.00
IMS Capital Partners	IMS Holdings	7/30/2008	$100,000.00
IMS Capital Partners	IMS Holdings	10/7/2008	$90,000.00
IMS Capital Partners	IMS Holdings	11/7/2008	$10,000.00
IMS Capital Partners	IMS Holdings	12/10/2008	$60,000.00
IMS Capital Partners	IMS Holdings	12/12/2008	$10,000.00
			$3,995,000.00